UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	January 18, 2012

FLATBUSH FEDERAL BANCORP, INC.
(Exact name of registrant as specified in its charter)

Federal	000-50377	11-3700733
(State or other jurisdiction	(Commission File Number)	(IRS Employer ID No.)
of incorporation)

2146 Nostrand Avenue, Brooklyn, New York		11210
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	(718) 859-6800

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

As previously disclosed, Flatbush Federal Bancorp, Inc. (the “Company”) entered into a Purchase Agreement, dated March 3, 2010 (“Purchase Agreement”) as amended (“Amendment”)on March 24, 2011, regarding the sale of its Main Office building and adjoining real estate and the establishment of a new, nearby branch office with three additional floors of office space. On January 13, 2012, the Company closed on the transaction pursuant to the terms of the Amendment as disclosed in the Company’s press releases dated August 10, 2010 and March 28, 2011, which were filed as exhibits to Forms 8-K on August 11, 2010 and March 29, 2011, respectively.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FLATBUSH FEDERAL BANCORP, INC.

By:	/s/ Jesus R. Adia
Jesus R. Adia
President and
Chief Executive Officer

DATE: January 18, 2012